SUPPLEMENT TO THE  CLASS A AND CLASS C PROSPECTUS AND
SUMMARY PROSPECTUS
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring International Bond Fund (the “Fund”)
Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:
International Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.24%	1.99%
Fee Waivers	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.02%	1.77%
1.	The Manager has contractually committed through January 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.02% for Class A and 1.77% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$549	$280	$180
3 Years	$783	$581	$581
5 Years	$1,059	$1,031	$1,031
10 Years	$1,844	$2,280	$2,280

June 30, 2023	SUP4705 06-23